UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 6, 2012

NABI BIOPHARMACEUTICALS

(Exact Name of Registrant as specified in its charter)

Delaware	000-04829	59-1212264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12270 Wilkins Avenue, Rockville, Maryland 20852

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (301) 770-3099

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2012, Nabi Biopharmaceuticals (the “Company”) notified Paul Kessler, M.D. and Matthew Kalnik, Ph.D. that their employment with the Company would be terminated effective August 5, 2012 as the Company continues to reduce its operations. Dr. Kessler currently serves as the Company’s Senior Vice President, Clinical, Medical and Regulatory Affairs and Chief Medical Officer and Dr. Kalnik currently serves as the Company’s Senior Vice President, Strategic Planning & Business Operations.

The Company thanks Drs. Kessler and Kalnik for their years of dedicated service to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NABI BIOPHARMACEUTICALS

By:	/s/ Raafat E.F. Fahim, Ph.D.
Raafat E.F. Fahim, Ph.D.
President and Chief Executive Officer

Date: July 12, 2012